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                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

                               16,500,000 SHARES*

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                  March 27, 2000



PRUDENTIAL VOLPE TECHNOLOGY
 a unit of Prudential Securities
RAYMOND JAMES & ASSOCIATES, INC.
GRUNTAL & CO.
DLJDIRECT, INC.
FIDELITY CAPITAL MARKETS,
 a division of National Financial Services Corporation
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

       meVC Draper Fisher Jurvetson Fund I, Inc., a Delaware corporation (the "Company"), meVC Advisers, Inc., a Delaware corporation and the Company's investment adviser ("meVC Advisers"), and Draper Fisher Jurvetson MeVC Management Co., LLC, a California limited liability company and the Company's investment sub-adviser ("Draper Advisers"), hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

       1      SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriters an aggregate of 16,500,000 shares (the "Firm Securities") of the Company's common stock, par value $.01 per share ("Common Stock"). The Company also proposes to issue and sell to the Underwriters not more than 2,475,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".


------------------------

       * Plus an option to purchase from meVC Draper Fisher Jurvetson Fund I, Inc. up to 2,475,000 additional shares to cover over-allotments.

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       2      REPRESENTATIONS AND WARRANTIES OF THE COMPANY, MEVC ADVISERS AND
DRAPER ADVISERS. The Company, meVC Advisers and Draper Advisers severally represent and warrant to, and agree with, each of the several Underwriters that:

              (a) A registration statement on Form N-2 (File No. 333-92287) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and one or more amendments to such registration statement may have been so filed. A Form N-54A Notification of Election to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act (File No. 814-00201) (the "Notification of Election") was filed with the Commission on December 7, 1999 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Securities Act or permitted by Rule 497(h) under the Securities Act and as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Securities Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means such registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Securities Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Securities Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed as part of Pre-Effective Amendment No. 3 to such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time the Registration Statement was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 497(b) or (h), as the case may be, under the Securities Act or, if applicable, as subsequently filed pursuant to Rule 497(d) under the Securities Act.

              (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the


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       Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder, and
       (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497(b) or (h) under the Securities Act, as the case may be, and, if applicable, when subsequently filed with the Commission pursuant to Rule 497(d) under the Securities Act (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, specifically for use therein.

              (c) When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

              (d) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Securities Act or the Commission has received payment of such filing fee.

              (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly


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       qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company. The Company has no subsidiaries.

              (f) The Company has full power (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (g) The Company has full power (corporate and other) (i) to enter into this Agreement, the Investment Advisory Agreement dated of even date herewith, by and between the Company and meVC Advisers (the "Investment Advisory Agreement"), the Custodian Agreement (the "Custodian Agreement") dated as of January 31, 2000, by and between the Company and State Street Bank and Trust Company ("State Street"), in its capacity as custodian to the Company, the Registrar, Transfer Agency and Service Agreement (the "Registrar, Transfer Agency and Service Agreement") dated as of January 31, 2000, by and between the Company and State Street, in its capacity as transfer agent and registrar to the Company, and to carry out all the terms and provisions to be carried out by it pursuant to the foregoing agreements, and; (ii) to adopt a dividend reinvestment plan (the "Dividend Reinvestment Plan") in substantially the form described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (h)    All required action has been taken by the Company under
       Section 54 of the Investment Company Act to qualify the Company as a business development company under such Act.

              (i) The Company has an authorized, issued and outstanding capitalization as set forth under the heading "Description of Capital Stock" in the Prospectus as of the date set forth therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and, as of the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of the Company's Common Stock are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the public offering contemplated by this Agreement.

              (j) The Securities conform to the summary description thereof contained in the Prospectus under the heading "Description of Capital Stock" (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (k) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (i) securities


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       or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any shares of its capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any shares of its capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

              (l) The Statement of Assets and Liabilities of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly presents the financial position of the Company as of the dates therein specified. Such Statement of Assets and Liabilities has been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise noted therein).

              (m) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and delivered their report with respect to the Statement of Assets and Liabilities of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Securities Act and the Investment Company Act and the respective rules and regulations thereunder.

              (n) The execution and delivery of this Agreement, the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Service Agreement has been duly authorized by the Company; this Agreement, the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Service Agreement have been duly executed and delivered by the Company; this Agreement, the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Service Agreement are the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms; this Agreement, the Investment Advisory Agreement and the Custodian Agreement comply in all material respects with the requirements of the Investment Company Act; and the Investment Advisory Agreement complies in all material respects with the requirements of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the respective rules and regulations of the Commission thereunder. The Dividend Reinvestment Plan has been duly adopted by the Company.

              (o) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein, and no such proceedings have been threatened against the Company or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

              (p) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Services Agreement, and the


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

       consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act or the Investment Company Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or the charter documents or Bylaws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company, which breach, violation or default would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company.

              (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of the operations of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (r) Except for the transactions contemplated herein or in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not directly or indirectly (i) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (s)    The Company has not distributed and, prior to the later of
       (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act.

              (t) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus),
       (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its


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       outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (u) The Company neither owns nor leases any real or personal property.

              (v)    The Company has no employees.

              (w) The Company owns or possesses, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its business, and the Company has not received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (x) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (y) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (z) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being

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       contested in good faith or as described in or contemplated by the
       Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (aa) The Company is not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company has received all permits, licenses or other approvals required of its under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (bb) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

              (cc) As of the date hereof, the Company does not own any shares of stock or other equity securities of any corporation, nor does it currently have any equity interest in any firm, partnership, association or other entity, except as described in and contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); PROVIDED, that the Company may, subsequent to the Firm Closing Date, and prior to any Option Closing Date, make venture capital investments in portfolio companies in accordance with its investment objective and strategies as described in the Prospectus.

              (dd) There are no holders of securities of the Company, who, by reason of the filing of the Registration Statement, have the right to request the Company to register under the Securities Act or to include in the Registration Statement such Securities held by them, except for such rights that have been waived by the holders of such Securities.

              (ee) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with (A) the general or specific authorization of the individual or entity executing such transactions,
       (B) the Company's investment guidelines and policies and (C) applicable requirements of the Investment Company Act, and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements of Subchapter M of the Code, such that, immediately after the Firm Closing Date, the Company will be eligible to qualify as a regulated investment company under Subchapter M of the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act and the rules and regulations thereunder; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (ff) The conduct by the Company of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

              (gg) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed or trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company.

              (hh) meVC Advisers has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of meVC Advisers.

              (ii) meVC Advisers has full power (corporate and other) to enter into this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement dated of even date herewith, by and between meVC Advisers and Draper Advisers (the "Investment Sub-Advisory Agreement"), and the Sub-Administration Agreement (the "Sub-Administration Agreement"), dated as of January 31, 2000, by and between meVC Advisers, on behalf of the Company, and State Street, in its capacity as sub-administrator to the Company (the "Sub-Administrator"), and to carry out all the terms and provisions to be carried out by it pursuant to the foregoing agreements.

              (jj) meVC Advisers is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement.

              (kk) The execution and delivery of this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement has been duly authorized by meVC Advisers; this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement have been duly executed and delivered by meVC Advisers; this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement are the legal, valid and binding agreements of meVC Advisers, enforceable against meVC Advisers in accordance with their respective terms; and the Investment Advisory Agreement and the Investment Sub-

       Advisory Agreement comply in all material respects with the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder.

              (ll) No legal or governmental proceedings are pending to which meVC Advisers is a party or to which the property of meVC Advisers is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein, and no such proceedings have been threatened against meVC Advisers or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

              (mm) The compliance by meVC Advisers with the provisions of this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement, and the consummation of the other transactions therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act or the Investment Company Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which meVC Advisers is a party or by which meVC Advisers or any of its properties is bound, or the charter documents or Bylaws of meVC Advisers or, to the best knowledge of meVC Advisers, any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to meVC Advisers, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of meVC Advisers.

              (nn) The description of meVC Advisers and its business set forth in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) under the headings "Business" and "Management-The Investment Adviser" complies in all material respects with the requirements of the Securities Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder, and does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (oo) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), meVC Advisers has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of the operations of meVC Advisers, or in the ability of meVC Advisers to fulfills its respective obligations under this Agreement, the Investment advisory Agreement, the Investment Sub-Advisory Agreement or the Sub-Administration Agreement, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (pp) Except for the transactions contemplated herein, meVC Advisers has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (i) since the filing of the Registration Statement, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (qq) meVC Advisers has the financial resources available to it necessary for the performance of the investment advisory services proposed to be provided by it as contemplated in the Investment Advisory Agreement.

              (rr) Draper Advisers has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of California and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), management business prospects, net worth or results of operations of Draper Advisers.

              (ss) The description of Draper Advisers in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) under the headings "Business" and "Management-The Investment Sub-Adviser" does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (tt) The execution and delivery of this Agreement and the Investment Sub-Advisory Agreement has been duly authorized by the members of Draper Advisers; this Agreement and the Investment Sub-Advisory Agreement have been duly executed and delivered by the managing member of Draper Advisers; this Agreement and the Investment Sub-Advisory Agreement are the legal, valid and binding agreements of Draper Advisers, enforceable against Draper Advisers in accordance with their respective terms; and the Investment Sub-Advisory Agreement complies in all material respects with the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder.

              (uu) No legal or government proceedings are pending to which Draper Advisers is a party or to which the property of Draper Advisers is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein, and no such proceedings have been threatened against Draper Advisers or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or files as required.

              (vv) The compliance by Draper Advisers with the provisions of this Agreement and the Investment Sub-Advisory Agreement, and the consummation of the other transactions therein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act or the Investment Company Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease or other material agreement or instrument to which Draper Advisers is a party or by which Draper Advisers or any of its properties is bound, or the certificate of formation or operating agreement of Draper Advisers or, to the best knowledge of Draper Advisers, any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to Draper Advisers, which breach, violation or default would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of Draper Advisers.

              (ww) Draper Advisers has the financial resources available to it necessary for the performance of the investment advisory services proposed to be provided by it as contemplated in the Investment Sub-Advisory Agreement.

              (xx) Draper Advisers has full power (corporate and other) to enter into this Agreement and the Investment Sub-Advisory Agreement, and to carry out all the terms and provisions to be carried out by it pursuant to the foregoing agreements.

              (yy) Draper Advisers is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Investment Sub-Advisory Agreement.

              (zz) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), Draper Advisers has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of the operations of Draper Advisers, or in the ability of Draper Advisers to fulfills its respective obligations under this Agreement or the Investment Sub-Advisory Agreement, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

              (aaa) Except for the transactions contemplated herein, Draper Advisers has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (i) since the filing of the Registration Statement, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

       3      PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters severally and not jointly agree to purchase from the Company, at a purchase price of $19.00 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same day funds ("Wired Funds") to the account of the Company; PROVIDED, that such payment by the Underwriters shall be less the fee payable by the Company to Prudential Securities Incorporated pursuant to the Financial Advisory Services Agreement of even date herewith between the Company and Prudential Securities Incorporated. Such delivery of and payment for the Firm Securities shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York at 10:00 A.M., New York time, on March 30, 2000, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of State Street Bank and Trust Company or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

              (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities at any time (but not more than three times) on or before the 30th day after the date on which trading of the Securities commences on the New York Stock Exchange (or, if such 30th day shall be a Saturday or Sunday or holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities to be purchased and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days nor later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option

Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

              (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of such Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of such Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of the Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for such Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

              (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

       4      OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

       5      COVENANTS. The Company, meVC Advisers and Draper Advisers
severally covenant and agree with each of the several Underwriters that:

              (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be, under the Securities Act. During any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, the Company (i) will comply with all requirements imposed upon it by the Securities Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the prospectus or the amendment referred to in the fourth sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, which consent shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

              (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending any Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

              (c) The Company will cooperate with the Underwriters concerning the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; PROVIDED, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

              (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Securities Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act, the Investment Company Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

              (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters (A) a conformed copy of the Notification of Election and (B) a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such Notification of Election and such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto), (iii) to the Underwriters, for so long as a prospectus relating to the Securities is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as the case may be, as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company (A) not later than 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date, or 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, and (B) as requested by the Underwriters in connection with any sales of Option Securities, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on any Option Closing Date.

              (f) The Company, as soon as practicable, will make generally available to its security holders and to the Representatives a consolidated earnings statement of the Company that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

              (g) The Company will apply the net proceeds from the sale of the Securities as set forth under the heading "Use of Proceeds" in the Prospectus.

              (h) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports and other communication (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed; PROVIDED, that the Company shall not be required to furnish to the Representatives copes of any reports or financial statements furnished or filed by the Company to or with the Commission that are publicly available on EDGAR free of charge.

              (i) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of its Common Stock, or any securities convertible into, or exchangeable or exercisable for, shares of its Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement or the Dividend Reinvestment Plan.

              (j) Except as contemplated herein or in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), none of the Company, meVC Advisers or Draper Advisers will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or to (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

              (k)    The Company will obtain the agreements described in
       Section 7(i) hereof prior to the Firm Closing Date.

              (l) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to any Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

              (m) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Securities Act by the earlier of (A) 10:00 P.M. Eastern time on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

              (n) The Company shall cause the Securities to be duly authorized for listing by the New York Stock Exchange prior to the Firm Closing Date, and shall use its best efforts to cause the New York Stock Exchange to delay the commencement of trading of the Securities on the New York Stock Exchange for a period of up to 90 days following the Firm Closing Date.

       6      EXPENSES. The Company, meVC Advisers and Draper Advisers jointly and severally agree to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of counsel, the accountants, State Street and any other experts or advisors retained by the Company, meVC

Advisers or Draper Advisers in connection with the offering of the Securities,
(iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) the listing of the Securities on the New York Stock Exchange,
(viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11(a)(i) or Section 11(a)(ii) hereof or because of any failure, refusal or inability on the part of the Company, meVC Advisers or Draper Advisers to perform all of their respective obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company, meVC Advisers and Draper Advisers jointly and severally agree to reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. None of the Company, meVC Advisers nor Draper Advisers shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

       7      CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the respective representations and warranties of the Company, meVC Advisers and Draper Advisers contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of officers of the Company and meVC Advisers and members of Draper Advisers, as the case may be, made pursuant to the provisions hereof, to the performance by the Company, meVC Advisers and Draper Advisers of their respective covenants and agreements hereunder and to the following additional conditions:

              (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or such later time and date as shall have been consented to by the Representatives; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be, under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

              (b) The Representatives shall have received an opinion or opinions, dated as of the Firm Closing Date or an Option Closing Date, as applicable, of Pillsbury, Madison & Sutro LLP, counsel for the Company and meVC Advisers, to the effect that:

                     (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company;

                     (ii) meVC Advisers has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction specifically identified to such counsel by meVC Advisers as a jurisdiction in which meVC Advisers owns or leases property or conducts material business operations;

                     (iii) the Company has the corporate power necessary to conduct its business as described in the Prospectus and to enter into this Agreement, the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Service Agreement and to carry out all the terms and provisions to be carried out by it hereunder and thereunder;

                     (iv) meVC Advisers has the corporate power necessary to conduct its business as described in the Prospectus and to enter into this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement and to carry out all the terms and provisions to be carried out by it hereunder and thereunder;

                     (v) the Company has filed the Notice of Election with the Commission pursuant to Section 54(a) of the Investment Company Act and the Company's Bylaws comply in all material respects with the Investment Company Act and the rules and regulations of the Commission thereunder;

                     (vi) meVC Advisers is registered with the Commission as an investment adviser under the Advisers Act and, to the best of such counsel's knowledge after due inquiry, is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Investment Advisory Agreement as contemplated by the Prospectus;

                     (vii) the Company has an authorized, issued and outstanding capitalization as set forth in the table included under the heading "Description of Capital Stock-Common Stock" in the Prospectus as of the dates stated therein; all of the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; no holders of outstanding shares of the Company's Common Stock are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                     (viii) the statements set forth under the heading
              "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements included under the headings "Prospectus Summary-Compensation of Investment Adviser and Investment Sub-Adviser," "Prospectus Summary-Liquidation," "Fee Table and Synopsis-Annual Expenses," "Risk Factors" (but only with respect to certain statements included in the in the first and third risk factors on page 13 of the Prospectus and the last three risk factors on page 15 of the Prospectus), "Use of Proceeds" (but only with respect to the last sentence of the first paragraph of such section), "Business," "Management-Directors and Officers" (but only with respect to the first paragraph of such section), "Management-Legal Proceedings," "Management-The Investment Adviser," "Management-The Investment Sub-Adviser" (but only with respect to the first three paragraphs of such section), "Investment Company Act Regulation," "Distributions," and "Dividend Reinvestment Plan" in the Prospectus, insofar as such statements purport to constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                     (ix) the execution and delivery of each of this Agreement, the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Service Agreement has been duly authorized by all necessary corporate action of the Company; this Agreement, the Investment Advisory Agreement, the Custodian Agreement and the Registrar, Transfer Agency and Service Agreement have been duly executed and delivered by the Company; the Investment Advisory Agreement and the Custodian Agreement comply in all material respects with all applicable provisions of the Investment Company Act; and the Investment Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act;

                     (x) the execution and delivery of this Agreement; the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement has been duly authorized by all necessary corporate action of meVC Advisers and duly executed and delivered by meVC Advisers and the Investment Advisory Agreement and the Investment Sub-Advisory Agreement comply in all material respects with the applicable provisions of the Investment Company Act and the Advisers Act;

                     (xi) to the best of such counsel's knowledge after due inquiry, (A) no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or with respect to any of its properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                     (xii) to the best of such counsel's knowledge after due inquiry, no legal or governmental proceedings are pending to which meVC Advisers is a party or to which the property of meVC Advisers is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against meVC Advisers or with respect to any of its properties;

                     (xiii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument, known to such counsel, to which the Company is a party or by which the Company is bound, or the charter documents or Bylaws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company;

                     (xiv) this Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement and the Sub-Administration Agreement, and the consummation of the transactions provided therein by meVC Advisers and the compliance therewith by meVC Advisers, do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument, known to such counsel, to which meVC Advisers is a party or by which meVC Advisers is bound, or the charter documents or Bylaws of meVC Advisers, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to meVC Advisers;

                     (xv) the Registration Statement is effective under the Securities Act; any required filing of the Prospectus has been made in the manner and within the time period required; and to the best of such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

                     (xvi) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial and/or statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder;

              Such counsel shall also state that, although it has not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to such counsel's attention which caused such counsel to believe that, at the time it became effective (and after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), the Registration Statement (except for any financial statements and notes thereto, schedules and financial and statistical information included therein or which should have been included therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for any financial statements and notes thereto, schedules and financial and statistical information included therein or which should have been included therein, as to which such counsel need express no opinion), as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates and other statements and representations, oral or written, of responsible officers of the Company, meVC Advisers, Draper Advisers, public officials and others.

              References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto as of the date of such opinion.

              (c) The Representatives shall have received an opinion or opinions, dated, respectively, the Firm Closing Date and any Option Closing Date, of Manatt Phelps & Phillips, LLP, counsel to Draper Advisers, to the effect that:

                     (i) Draper Advisers has been organized and is existing as a limited liability company in good standing under the laws of the State of California and is qualified to transact business, as required, and is in good standing under the laws of each jurisdiction specifically identified to such counsel by Draper Advisers as a jurisdiction in which Draper Advisers owns or leases property or conducts material business operations;

                     (ii) Draper Advisers has the power to conduct its business as described in the Prospectus, to enter into this Agreement and the Investment Sub-Advisory Agreement and to carry out all the terms and provisions to be carried out by it hereunder and thereunder;

                     (iii) Draper Advisers is registered with the Commission as an investment adviser under the Advisers Act, and to the best of such counsel's knowledge after due inquiry, is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Investment Sub-Advisory Agreement as contemplated by the Prospectus;

                     (iv) the execution and delivery of this Agreement and the Investment Sub-Advisory Agreement has been duly authorized by all necessary corporate action of Draper Advisers, and this Agreement and the Investment Sub-Advisory Agreement have been duly executed and delivered by the managing member of Draper Advisers;

                     (v) the execution and delivery of this Agreement and the Investment Sub-Advisory Agreement and the consummation of the transactions provided therein by Draper Advisers, the compliance by Draper Advisers with the other provisions of this

              Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument, known to such counsel, to which Draper Advisers is a party or by which Draper Advisers is bound, or the certificate of formation or operating agreement of Draper Advisers, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to Draper Advisers;

                     (vi) to the best of such counsel's knowledge after due inquiry, no legal or governmental proceedings are pending to which Draper Advisers is a party or to which the property of Draper Advisers is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against Draper Advisers or with respect to any of its properties.

              In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates and other statements and representations, oral or written, of responsible officers of the Company, meVC Advisers, Draper Advisers, public officials and others.

              References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto as of the date of such opinion.

              (d) The Representatives shall have received an opinion or opinions, dated the Firm Closing Date and, if requested by the Representatives, any Option Closing Date, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (e) The Representatives shall have received from PricewaterhouseCoopers LLP, independent accountants to the Company, a letter or letters dated, respectively, the date hereof, the Firm Closing Date and any Option Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                     (i) they are independent accountants with respect to the Company within the meaning of the Securities Act and the Investment Company Act and the applicable published rules and regulations thereunder;

                     (ii) in their opinion, the Statement of Assets and Liabilities audited by them and included in the Registration Statement and the Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Investment Company Act and the related published rules and regulations of the Commission thereunder;

                     (iii) on the basis of a reading of the latest available interim financial statements of the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the board of directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or any decreases in net current assets or stockholders' equity of the Company, in each case compared with amounts shown on the Statement of Assets and Liabilities included in the Registration Statement; and

                     (iv) they have recalculated certain data of a statistical or financial nature identified by the Representatives and appearing in the Prospectus, including without limitation, under the caption "Fee Table and Synopsis," and agree with the Company's calculation of such data as set forth in the Prospectus.

              In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by the written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes or decreases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

              References to the Registration Statement and the Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

              (f) The Representatives shall have received a certificate or certificates, dated, respectively, the Firm Closing Date and any Option Closing Date, as applicable, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                     (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date or any Option Closing Date, as applicable; the Registration Statement, as amended as of the Firm Closing Date or the Option Closing Date, as applicable, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date or any Option Closing Date, as applicable, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date or any Option Closing Date, as applicable;

                     (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                     (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company, except in each case as described in or contemplated by the Prospectus (inclusive of any amendment or supplement thereto.

              (g) The Representatives shall have received a certificate or certificates, dated, respectively, the Firm Closing Date and any Option Closing Date, as applicable, of the principal executive officer and the principal financial or accounting officer of meVC Advisers to the effect that:

                     (i) the representations and warranties of meVC Advisers in this Agreement are true and correct as if made on and as of the Firm Closing Date or any Option Closing Date, as applicable; and the description of meVC Advisers and its business included in the Prospectus, as amended or supplemented as of the Firm Closing Date or any Option Closing Date, as applicable, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                     (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, meVC Advisers has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of meVC Advisers, except in each case as described in or contemplated by the Prospectus (inclusive of any amendment or supplement thereto).

              (h) The Representatives shall have received a certificate or certificates, dated, respectively, the Firm Closing Date and any Option Closing Date, as applicable, of the managing member of Draper Advisers to the effect that:

                     (i) the representations and warranties of Draper Advisers in this Agreement are true and correct as if made on and as of the Firm Closing Date or any Option Closing Date, as applicable; and the description of Draper Advisers and its business included in the Prospectus, as amended or supplemented as of the Firm Closing Date or any Option Closing Date, as applicable, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                     (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, Draper Advisers has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of Draper Advisers, except in each case as described in or contemplated by the Prospectus (inclusive of any amendment or supplement thereto).

              (i) On or before the Firm Closing Date, the Representatives shall have received from each director and officer of the Company and meVC Advisers who is purchasing Securities in the Company's initial public offering, and from each member of Draper Advisers who is purchasing Securities in the Company's initial public offering, a letter, dated the Firm Closing Date, containing the agreement of such director, officer or member, as the case may be, not to, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer to sell, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of the Company's Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of the Company's Common Stock, for a period of 180 days after the date hereof.

              (j) On or before the Firm Closing Date or any Option Closing Date, as applicable, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

              (k) Prior to the commencement of the offering of the Securities, (i) the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and (ii) the New York Stock Exchange shall have approved or authorized a delay in the commencement of trading of the Securities for a period of up to 90 days following the Firm Closing Date (subject to reservations or conditions as may be imposed by the New York Stock Exchange in connection with the grant or such approval or authorization).

              (l) On the Firm Closing Date the Company shall pay to Prudential Securities Incorporated the fee due under the Financial Advisory Services Agreement of even date herewith between the Company and Prudential Services Incorporated.

              All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company, meVC Advisers and Draper Advisers shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

              The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

       8      INDEMNIFICATION AND CONTRIBUTION.

              (a) The Company, meVC Advisers and Draper Advisers, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities

Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                     (i) any untrue statement or alleged untrue statement made by the Company, meVC Advisers or Draper Advisers, respectively, in Section 2 of this Agreement,

                     (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the Adviser Guide or the Prospectus wrap or (C) any application or other document, including the Notification of Election, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                     (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                     (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company and approved by the Company prior to its use including, without limitation, the taped roadshow broadcast over the Internet, slides, videos, films and tape recordings used in connection with the marketing of the Securities;

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, that none of the Company, meVC Advisers or Draper Advisers will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and PROVIDED, FURTHER, that none of the Company, meVC Advisers or Draper Advisers will be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Securities Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Sections 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company, meVC Advisers or Draper Advisers may otherwise have. None of the Company, meVC Advisers or Draper Advisers will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

              (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, meVC Advisers and Draper Advisers, each of the Company's directors, each of the Company's officers who signed the Registration Statement and each person, if any, who controls the Company, meVC Advisers or Draper Advisers within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, meVC Advisers or Draper Advisers or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

              (c)    Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

              (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company, meVC Advisers and Draper Advisers, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, meVC Advisers, Draper Advisers or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, meVC Advisers, Draper Advisers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company, meVC Advisers or Draper Advisers within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company, meVC Advisers or Draper Advisers, as the case may be.

       9      DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as applicable, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as applicable, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company, meVC Advisers or Draper Advisers other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as applicable, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as applicable. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

       10     SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, meVC Advisers and Draper Advisers and the officers of the Company, meVC Advisers and Draper Advisers and the several Underwriters set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, meVC Advisers, Draper Advisers, any of their officers or trustees, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

       11     TERMINATION. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, as applicable, in the event that the Company, meVC Advisers or Draper Advisers shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, as applicable:

                     (i) the Company, meVC Advisers or Draper Advisers shall have, in the sole judgment of the Representatives, sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, meVC Advisers or Draper Advisers, as the case may be), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, meVC Advisers or Draper Advisers, as the case may be, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                     (ii) trading in the Securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established; PROVIDED, that this Agreement may not be terminated pursuant to this clause (ii) solely because of a delay in the commencement of trading of the Securities for a period of up to 90 days after the Firm Closing Date, which delay is contemplated in the Prospectus;

                     (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                     (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power,
              (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political of financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

              (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

       12     INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are complete and correct.

       13     NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to meVC Draper Fisher Jurvetson Fund I, Inc., 991 Folsom Street, Suite 301, San Francisco, California, 94107; if sent to meVC Advisers, shall be mailed, delivered or telegraphed and confirmed in writing to meVC Advisers, Inc., 991 Folsom Street, Suite 301, San Francisco, California, 94107; and if sent to Draper Advisers, shall be mailed, delivered or telegraphed and confirmed to it in writing to Draper Fisher Jurvetson MeVC Management Co., LLC, 400 Seaport Court, Suite 250, Redwood City, California, 94063.

       14     SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, meVC Advisers, Draper Advisers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company, meVC Advisers and Draper Advisers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in
Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company, meVC Advisers or Draper Advisers within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

       15     APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

       16     CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery each of this Agreement, the Company, meVC Advisers and Draper Advisers accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Company, meVC Advisers and Draper Advisers designates and appoints CT Corporation System, 1633 Broadway, New York, New York, and such other persons as may hereafter be selected by each of the Company, meVC Advisers and Draper Advisers irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Company, meVC Advisers and Draper Advisers to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each of the Company, meVC Advisers and Draper Advisers, as applicable, at its address provided in Section 13 hereof; PROVIDED, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by each of the Company, meVC Advisers and Draper Advisers refuses to accept service, each of the Company, meVC Advisers and Draper Advisers hereby agrees that service of process sufficient for personal jurisdiction in any action against each of the Company, meVC Advisers and Draper Advisers in the State of New York may be made by registered or certified mail, return receipt requested, to each of the Company, meVC Advisers and Draper Advisers at its address provided in Section 13 hereof, and each of the Company, meVC Advisers and Draper Advisers hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against each of the Company, meVC Advisers and Draper Advisers in the courts of any other jurisdiction.

       17     COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

              If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, meVC Advisers, Draper Advisers and each of the several Underwriters.



                                        Very truly yours,


                                        MEVC DRAPER FISHER JURVETSON
                                        FUND I, INC.




                                        By
                                           -------------------------------------
                                                    Peter S. Freudenthal
                                                        VICE CHAIRMAN


                                        MEVC ADVISERS, INC.




                                        By
                                           -------------------------------------
                                                     Andrew E. Singer
                                                  CHIEF EXECUTIVE OFFICER


                                        DRAPER FISHER JURVETSON MEVC
                                        MANAGEMENT CO., LLC




                                        By
                                           -------------------------------------
                                                      John M. Grillos
                                                      MANAGING MEMBER

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


PRUDENTIAL VOLPE TECHNOLOGY
a unit of Prudential Securities
RAYMOND JAMES & ASSOCIATES, INC.
GRUNTAL & CO.
DLJDIRECT, INC.
FIDELITY CAPITAL MARKETS,
a division of National Financial Services Corporation



By PRUDENTIAL SECURITIES INCORPORATED




By
   -------------------------------------
            Jean-Claude Canfin
             MANAGING DIRECTOR

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                              Number of Firm
                                                              Securities to
Underwriter                                                    be Purchased
-----------                                                    ------------

Prudential Volpe Technology, a division of Prudential Securities Incorporated

Raymond James & Associates, Inc.

Gruntal & Co.

DLJDIRECT, Inc.

Fidelity Capital Markets, a division of National
Financial Services Corporation



                                                                  Total